Capital Structure of CRLP (Colonial Realty Limited Partnership)	12 Months Ended
Dec. 31, 2012
Colonial Realty Limited Partnership
Equity
Equity [Text Block]
Capital Structure of CRLP
Issuances of Common Units
Pursuant to the CRLP partnership agreement, each time the Trust issues common shares, CRLP issues to the Trust an equal number of units for the same price at which the common shares were sold. As described in Note 8 - "Equity of the Trust", during the year ended December 31, 2011, the Trust issued 8,416,846 common shares, generating proceeds of approximately $163.7 million, net of underwriting discounts, at an average price of $19.80 per share, under its continuous "at-the-market" equity offering programs. During the year ended December 31, 2010, the Trust issued 10,393,874 common shares, generating proceeds of approximately $156.2 million, net of underwriting discounts, at an average price of $15.24 per share, under its continuous "at-the-market" equity offering programs. Accordingly, CRLP issued 8,416,846 common units, at a weighted average issue price of $19.80 per unit, to the Trust during 2011 and 10,393,874 common units, at a weighted average issue price of $15.24 per unit, to the Trust during 2010.
Repurchase of Series B Preferred Units
In February 1999, CRLP issued 2.0 million units of $50 par value 8.875% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units"), valued at $100.0 million in a private placement, net of offering costs of $2.6 million. On February 18, 2004, CRLP modified the terms of the Series B Preferred Units. Under the modified terms, the Series B Preferred Units bore a distribution rate of 7.25% and were redeemable at the option of CRLP, in whole or in part, after February 24, 2009, at the cost of the original capital contribution plus the cumulative priority return, whether or not declared. The terms of the Series B Preferred Units were further modified on March 14, 2005 to extend the redemption date from February 24, 2009 to August 24, 2009. The Series B Preferred Units were exchangeable for 7.25% Series B Preferred Shares of the Trust, in whole or in part at anytime on or after January 1, 2014, at the option of the holders.
During December 2010, CRLP repurchased 1.0 million of its outstanding 7.25% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units") from the existing holders for $47.0 million, plus accrued but unpaid dividends, which represented a 6% discount to the original issuance price and resulted in a gain of $3.0 million. The Series B Preferred Units were originally issued in a private placement in February 1999. As a result of the repurchase, during 2010, CRLP wrote off $1.3 million related to the original preferred unit issuance costs. During December 2011, CRLP repurchased the remaining 1.0 million of the outstanding Series B Preferred Units from the existing holders for $47.5 million, plus accrued but unpaid dividends, which represented a 5% discount to the original issuance price and resulted in a gain of $2.5 million. As a result of the repurchase, during 2011, CRLP wrote off $1.3 million related to the original preferred unit issuance costs.

Repurchases/Redemption of Series D Preferred Units
During 2010, in connection with the Trust's redemption of all of the outstanding 4,004,735 Series D Preferred Shares, CRLP repurchased from the Trust all of the corresponding Series D Preferred Units of CRLP for the same price at which the Trust redeemed the Series D Preferred Shares, $25.2257 per Series D Preferred Depositary Unit, or $100.1 million in the aggregate.